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                                                                      Exhibit 32

                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                             (18 U.S.C SECTION 1350)

          In connection with the Annual Report of DIVERSIFIED SECURITY SOLUTIONS, INC. (the "COMPANY") on Form 10-KSB for the Year Ended December 31, 2004 as filed with the Security and Exchange Commission on the date thereof (the "Report"), we, James E. Henry, Irvin F. Witcosky and Douglas West, the Chief Executive Officer, the Chief Operating Officer and the Chief Financial Officer of the company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, (18 U.S.C. Section 1350) that to our knowledge:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934: and

     2. The information contained in the Report fairly presents, in all material; respects, the financial condition and results of operations of the company.


Date: March 24, 2005                      /s/ James E. Henry
                                          --------------------------------------
                                          Name: James E. Henry
                                          Chief Executive Officer


                                          /s/ Irvin F. Witcosky
                                          --------------------------------------
                                          Name: Irvin F. Witcosky
                                          Chief Operating Officer


                                          /s/ Douglas West
                                          --------------------------------------
                                          Name: Douglas West
                                          Chief Financial Officer